UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

FNCB Bancorp, Inc.
(Exact name of registrant as specified in its Charter)

Pennsylvania	001-38408	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 par value	FNCB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                              Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders held on May 12, 2021, FNCB Bancorp, Inc.'s (“FNCB”) shareholders voted on: (i) the election of each of FNCB's three (3) nominees for Class B director: (ii) a proposal to hold an advisory vote on the compensation of FNCB's named executive officers, and (iii) a proposal to ratify the appointment of Baker Tilly US, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2021. The results of the voting were as follows:

1. Proposal No. 1: Election of Directors.

The shareholders of FNCB elected all of the Class B directors by the following vote:

Class B Directors	For	Withheld	Broker Non-Vote
William G. Bracey	12,306,798	254,719	4,146,167
Louis A. DeNaples, Jr., M.D.	10,278,413	2,283,104	4,146,167
Thomas J. Melone, CPA	11,457,135	1,104,382	4,146,167

2. Proposal No. 2: Advisory vote on the compensation of FNCB's named executive officers:

The shareholders of FNCB approved, on an advisory basis, the compensation of FNCB's named executive officers by the following vote:

For	Against	Abstain	Broker Non-Vote
12,002,835	467,074	91,608	4,146,167

3. Proposal No. 3: Ratification of the appointment of FNCB's independent registered public accounting firm:

The shareholders of FNCB ratified the appointment of Baker Tilly US, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2021 by the following vote:

For	Against	Abstain
16,625,508	67,860	14,316

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

104     Cover Page Interactive Data File (embedded within the InlineXBRL document)

 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNCB BANCORP, INC.

	By:	/s/ James M. Bone, Jr.
James M. Bone, Jr., CPA Executive Vice President and Chief Financial Officer

Dated: May 13, 2021